UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2022

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA
(Address of Principal Executive Offices)
94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	NMIH	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Julie Norberg, the Senior Vice President and Chief Accounting Officer of NMI Holdings, Inc. (the “Company”), departed from her position on November 10, 2022. Ms. Norberg’s departure from her position as Chief Accounting Officer of the Company was not the result of any issues relating to financial disclosures or accounting matters, or any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 10, 2022, the Board of Directors of the Company adopted the Company’s Fourth Amended and Restated Bylaws (the “Fourth Amended and Restated Bylaws”), effective immediately. The Fourth Amended and Restated Bylaws amended and restated the Company’s bylaws to, among other things, address the adoption by the U.S. Securities and Exchange Commission of “universal proxy card” rules and related requirements, as set forth in Rule 14a-9 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”). The amendments require that nominating shareholders comply with the Universal Proxy Card Rules, provide that a shareholder nominee’s director candidates will be disregarded by the Company if the nominating shareholder has failed to provide evidence of its compliance with the Universal Proxy Card Rules and address the color of proxy cards reserved for use by the Company.

In addition, the Fourth Amended and Restated Bylaws include a new Section 6.7 designating (a) the state courts of Delaware (or if no state court in Delaware has jurisdiction, the federal court for the district of Delaware) as the sole and exclusive forum for (i) derivative actions, (ii) actions asserting claims based on a breach of fiduciary duties, (iii) actions asserting claims against the Company or any current or former Company directors, officers or other employees arising under the Delaware General Corporation Law (the “DGCL”) or the Company’s organizational documents, (iv) actions asserting claims governed by the internal affairs doctrine, or (v) actions asserting “internal corporate claims,” as such term is defined in Section 115 of the DGCL and (b) the federal district courts of the United States as the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The amendments also include various conforming, technical and non-substantive changes.

The foregoing summary of the amendments effected by the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amended and Restated Bylaws, which are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.    Description
3.2*    NMI Holdings, Inc. Fourth Amended and Restated Bylaws, effective November 10, 2022
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: November 10, 2022	By:	/s/ William J. Leatherberry
William J. Leatherberry
EVP, General Counsel

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